UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2010

Casella Waste Systems, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont	05701
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (802) 775-0325

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

On July 21, 2010, Casella Waste Systems, Inc. (the “Company”) was notified that effective July 20, 2010, McGladrey & Pullen, LLP (“McGladrey”) had acquired certain assets of Caturano and Company, Inc. (formerly Caturano and Company, P.C.), the Company’s independent registered public accounting firm (“Caturano”), and substantially all of the officers and employees of Caturano joined McGladrey.  As a result, Caturano notified the Company that it declined to stand for reappointment as the independent registered public accounting firm for the Company.  On July 21, 2010, the audit committee of the board of directors of the Company appointed McGladrey as the Company’s independent registered public accounting firm.

The audit reports of Caturano on the consolidated financial statements of the Company for the fiscal years ended April 30, 2009 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified to the uncertainty, audit scope or accounting principles.  During the fiscal years ended April 30, 2009 and 2010 and through July 21, 2010, there were no disagreements between the Company and Caturano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano would have caused it to make reference thereto in its reports on the Company’s financial statements for such years.

During the fiscal years ended April 30, 2009 and 2010 and through July 21, 2010, the Company did not consult with McGladrey on either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey did not provide either a written report or oral advice to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Caturano with a copy of the disclosures in this Form 8-K and has requested that Caturano furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01.  A copy of the letter from Caturano dated July 23, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)                                 Exhibits

16.1   Letter from Caturano and Company, Inc. dated July 23, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casella Waste Systems, Inc.

Date: July 23, 2010	By:	/s/ John W. Casella

John W. Casella Chief Executive Officer